UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2012

Carrols Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On August 29, 2012, Carrols Restaurant Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”).

At the Meeting, stockholders voted to re-elect directors Nicholas Daraviras and David S. Harris to the Company’s Board of Directors. Messrs. Daraviras and Harris each will serve as a Class III Director for a three year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2015 or until their respective successors shall have been elected and shall qualify. At the Meeting, Stockholders also voted to remove the restrictions that limit the conversion of the Company’s outstanding Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the number of shares of the Company’s common stock issuable upon such conversion to an aggregate amount of shares not to exceed 19.9% of the outstanding shares of the Company common stock as of the date of the issuance of the Series A Preferred Stock. Stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year. The results of voting on the matters submitted to the stockholders are as follows:

Proposal 1. Election of Class III Directors, Nicholas Daraviras and David S. Harris:

Name	For	Withheld	Broker Non-Vote
Nicholas Daraviras	17,775,218	2,575,166	2,338,857
David S. Harris	19,718,993	631,391	2,338,857

Proposal 2. To remove the restrictions that limit the conversion of the Company’s outstanding Series A Preferred Stock and the number of shares of the Company’s common stock issuable upon such conversion to an aggregate amount of shares not to exceed 19.9% of the outstanding shares of the Company common stock as of the date of the issuance of the Series A Preferred Stock:

For	Against	Abstain	Broker Non-Vote
13,251,536	2,482,797	6,848	2,338,857

Based on the results for the vote on proposal 2, the outstanding 100 shares of Series A Preferred Stock are convertible into an aggregate of 9,414,580 shares of the Company’s common stock (which constituted an aggregate of 28.9% of the outstanding shares of the Company’s common stock, on a fully diluted basis, as of the date of the issuance of the Series A Preferred Stock).

Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2012 fiscal year.

For	Against	Abstain
22,663,147	13,595	12,499

Additionally, on August 29, 2012, the holder of all of the outstanding shares of Series A Preferred Stock voted to re-elect directors Daniel Schwartz and Steven M. Wiborg to the Company’s Board of Directors. Messrs. Schwartz and Wiborg each will serve as a Class A Director for a one year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2013 or until their respective successors shall have been elected and shall qualify.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date:	September 4, 2012

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President, General Counsel and Secretary

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